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                                                                EX-99.B(h)(2)(i)

                                    EXHIBIT A

                                   PORTFOLIOS

          THIS EXHIBIT A, dated as of the date set forth below, is Exhibit A to that certain Accounting Services Agreement dated as of September 1, 2002 between PFPC Inc. and each of WELLS FARGO FUNDS TRUST, WELLS FARGO MASTER TRUST and WELLS FARGO VARIABLE TRUST.

                             WELLS FARGO FUNDS TRUST

NAMES OF PORTFOLIOS                              EXISTING CLASSES
-------------------                              ----------------

EFFECTIVE 10/1/2002

SIFE Specialized Financial Services Fund         A, B, C

EFFECTIVE 11/29/2002

High Yield Bond Fund                             A, B, C

TO BE CONVERTED FROM FORUM ON A DATE TO BE DETERMINED

Asset Allocation Fund                            A, B, C, Institutional
California Limited Term Tax-Free Fund            A, C, Institutional
California Tax-Free Fund                         A, B, C, Institutional
California Tax-Free Money Market Fund            A, Service
California Tax-Free Money Market Trust           Single Class
Cash Investment Money Market Fund                Service, Institutional
Colorado Tax-Free Fund                           A, B, Institutional
Diversified Bond Fund                            Institutional
Diversified Equity Fund                          A, B, C, Institutional
Diversified Small Cap Fund                       Institutional
Equity Income Fund                               A, B, C, Institutional
Equity Index Fund                                A, B
Equity Value Fund                                A, B, C, Institutional
Government Institutional Money Market Fund       Institutional
Government Money Market Fund                     A, Service
Growth Balanced Fund                             A, B, C, Institutional
Growth Equity Fund                               A, B, C, Institutional
Growth Fund                                      A, B, Institutional
Income Fund                                      A, B, Institutional

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Income Plus Fund                                 A, B, C
Index Allocation Fund                            A, B, C
Index Fund                                       Institutional
Intermediate Government Income Fund              A, B, C, Institutional
International Equity Fund                        A, B, C, Institutional
Large Cap Appreciation Fund                      A, B, C, Institutional
Large Company Growth Fund                        A, B, C, Institutional
Limited Term Government Income Fund              A, B, Institutional
Liquidity Reserve Money Market Fund              Investor
Mid Cap Growth Fund                              A, B, C
Minnesota Money Market Fund                      A
Minnesota Tax-Free Fund                          A, B, Institutional
Moderate Balanced Fund                           Institutional
Money Market Fund                                A, B
Money Market Trust                               Single Class
Montgomery Small Cap Fund                        A, B, C, Institutional
National Limited Term Tax-Free Fund              Institutional
National Tax-Free Fund                           A, B, C, Institutional
National Tax-Free Institutional Money Market
 Fund                                            Service, Institutional
National Tax-Free Money Market Fund              A
National Tax-Free Money Market Trust             Single Class
Nebraska Tax-Free Fund                           Institutional
Outlook Today Fund                               A, B, C, Institutional
Outlook 2010 Fund                                A, B, C, Institutional
Outlook 2020 Fund                                A, B, C, Institutional
Outlook 2030 Fund                                A, B, C, Institutional
Outlook 2040 Fund                                A, B, C, Institutional
Overland Express Sweep Fund                      Single Class
Prime Investment Institutional
 Money Market Fund                               Institutional
Prime Investment Money Market Fund               Service
Small Cap Growth Fund                            A, B, C, Institutional
Small Cap Opportunities Fund                     Institutional
Small Company Growth Fund                        Institutional
Small Company Value Fund                         A, B, C, Institutional
Specialized Health Sciences Fund                 A, B, C
Specialized Technology Fund                      A, B, C
Stable Income Fund                               A, B, Institutional
Strategic Growth Allocation Fund                 Institutional
Strategic Income Fund                            Institutional
Tactical Maturity Bond Fund                      Institutional
Treasury Plus Institutional Money Market Fund    Service, Institutional
Treasury Plus Money Market Fund                  A

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WealthBuilder Growth Balanced Portfolio          Single Class
WealthBuilder Growth and Income Portfolio        Single Class
WealthBuilder Growth Portfolio                   Single Class
100% Treasury Money Market Fund                  A, Service

TO BE EFFECTIVE UPON FUND LAUNCH:

Inflation-Protected Bond Fund                    A, B, C, Institutional
Montgomery Emerging Markets Focus Fund           A, B, C, Institutional
Montgomery Institutional Emerging Markets Fund   Select Class
Montgomery Short Duration Government Bond Fund   A, B, C, Institutional
Montgomery Small Cap Fund                        A, B, C, Institutional
Montgomery Total Return Bond Fund                A, B, C, Institutional, Select

                            WELLS FARGO MASTER TRUST

NAMES OF PORTFOLIOS                              EXISTING CLASSES
-------------------                              ----------------

TO BE CONVERTED FROM FORUM ON A DATE TO BE DETERMINED:

Disciplined Growth Portfolio                     Single Class
Equity Income Portfolio                          Single Class
Index Portfolio                                  Single Class
International Equity Portfolio                   Single Class
Large Cap Appreciation Portfolio                 Single Class
Large Company Growth Portfolio                   Single Class
Managed Fixed Income Portfolio                   Single Class
Small Cap Basic Value Portfolio                  Single Class
Small Cap Index Portfolio                        Single Class
Small Company Growth Portfolio                   Single Class
Small Company Value Portfolio                    Single Class
Stable Income Portfolio                          Single Class
Strategic Value Bond Portfolio                   Single Class
Tactical Maturity Bond Portfolio                 Single Class

                           WELLS FARGO VARIABLE TRUST

NAMES OF PORTFOLIOS                              EXISTING CLASSES
-------------------                              ----------------

TO BE CONVERTED FROM FORUM ON A DATE TO BE DETERMINED:

Asset Allocation Fund                            Single Class
Corporate Bond Fund                              Single Class

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Equity Income Fund                               Single Class
Equity Value Fund                                Single Class
Growth Fund                                      Single Class
International Equity Fund                        Single Class
Large Company Growth Fund                        Single Class
Money Market Fund                                Single Class
Small Cap Growth Fund                            Single Class

The parties to this Agreement periodically re-execute Schedule A to reflect the current list of Portfolios.

WELLS FARGO FUNDS TRUST                          PFPC INC.

By:                                              By:
      -----------------------------                     ------------------------

Name:                                            Name:
      -----------------------------                     ------------------------

Title:                                           Title:
      -----------------------------                     ------------------------

Re-executed on _________, 200___                 Re-executed on _______, 200__

WELLS FARGO MASTER TRUST

By:
      -----------------------------

Name:
      -----------------------------

Title:
      -----------------------------

Re-executed on ________, 200__

WELLS FARGO VARIABLE TRUST

By:
      -----------------------------

Name:
      -----------------------------

Title:
      -----------------------------

Re-executed on ________, 200__